History and Organization	6 Months Ended
Jun. 30, 2026
History and Organization
History and Organization	History and Organization
Perfect Corp. (the “Company” or “Perfect”), is a Cayman Islands exempted company with limited liability, which was incorporated on February 13, 2015 with registered address PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. The Company and its subsidiaries (collectively referred to herein as the “Group”) are SaaS technology companies offering AR/AI solution dedicated to the beauty and fashion industry as well as mobile applications to consumers. The principal place of business is at 14F, No. 98 Minquan Road, Xindian District, New Taipei City 231, Taiwan.
On January 7, 2025, the Group completed the acquisition of Wannaby Inc. Wannaby (“2025 Business Combination”) for $6,473. As a result of transaction, Wannaby, along with its wholly owned subsidiary, Wannaby UAB, became an indirect wholly owned subsidiary of Perfect.